INVESTOR PRESENTATION

JULY 2014

CACHET
FINANCIAL SOLUTIONS

FORWARD LOOKING STATEMENTS

- This presentation contains forward-looking statements and financial projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.
- These forward-looking statements include, among others, statements related to our financial projections, expansion plans, revenue plans, and timing and funding expectations.
- These statements involve known and unknown risks, uncertainties and other factors that may cause our results or our industry’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements or projections. Forward-looking statements and financial projections are only predictions and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information.

This presentation is not an offer to sell, nor is it seeking an offer to buy, the securities in any state where the offer or sale is not permitted.

CACHET FINANCIAL SOLUTIONS

Cachet provides cloud based Software as a Service ("SaaS") technology solutions to banks and credit unions with less than $20B in assets and to Financial Services Organizations providing prepaid cards, check cashing, and pay day lending services.

- We provide innovative mobile money management and remote deposit solutions that help our clients increase customer engagement, gain competitive advantage and grow revenues.
- Our cloud-based SaaS technology platform simplifies development, deployment and servicing of our clients' solutions—minimizing cost, accelerating speed-to-market and increasing ROI.
- With our complete suite of business and consumer solutions for PC, Mac and Mobile, our clients can better serve the needs of all their customers or members.

INVESTMENT HIGHLIGHTS

- **LARGE MARKET OPPORTUNITY IN THE SMALL AND MID-SIZED FINANCIAL INSTITUTION MARKET**
  - 13,000 banks and credit unions in the U.S. with less than $20 billion in assets.
  - U.S. market for reloadable cards is $152 billion in 2012 according to MasterCard and projected to grow at 22% CAGR through 2017.
  - MasterCard Worldwide estimates ~22% annual growth in the prepaid market over the next 3 years, an $822 Billion global market opportunity by 2017.
- **MOBILE BANKING DRIVING GROWTH**
  - More than 2,000 banks have signed up for mobile check deposit (Cachet has signed contracts with roughly 10% of these institutions).
  - Total volume of mobile check deposit increased 250% in the last year.
  - Prepaid card market offers significant untapped opportunity.
- **CLOUD-BASED SAAS SOLUTIONS**
  - SaaS offering provides a cost effective approach for banks and credit unions to offer the same functionality as those provided by large banks to their customers without normal upfront and ongoing capital expenditures.
  - Prepaid market has 80-100 million under-banked consumers, leveraging relationships with leading financial technology partners and prominent financial institutions throughout the US.
- **IMPLEMENTATIONS & TRANSACTIONS DRIVE RECURRING REVENUE**
  - Q1 2014 Revenue of $476.5 thousand represents growth of 145% YoY.
  - Mobile transactions drive future growth (236% YoY growth in quarterly transactions).
- **EXPERIENCED MANAGEMENT TEAM WITH FINANCIAL TECHNOLOGY FOCUS**

CACHET STRENGTHS

Premier Technology	▪ Leading mobile money management and remote deposit products are premier cloud-based SaaS solutions that: • Alleviate capital intensive investments for clients • Empower smaller institutions to compete on a national scale • Accelerate client speed to market and ROI • Enhance user experience and productivity
Large Market Potential	▪ Sales efforts are focused on two high potential areas: ▪ 13,000 financial institutions including banks and credit unions with less than $20B in assets ▪ Targeting approximately 80-100 million unbanked / underbanked consumers in the U.S. (1) ▪ Cachet has developed a niche within a very large market allowing them to compete with industry giants with the goals of building a successful brand without needing to "own" the market
Industry Innovation	▪ Cachet has been the first to introduce patent pending solutions related OS X interface integration, fraud prevention and mobile check capture applications (Select Business™ Mac, CheckReview, Select Mobile™ Prepaid respectively) ▪ Cachet partners with key service providers to provide ancillary services within their innovative mobile applications to enhance user experience and drive engagement

Client Services Support	▪ Professional sales training and marketing support helps ensure our customers understand:
	• The benefits of RDC
	  • Effectively market it to their customers
	  • Fully realize their RDC revenue opportunity
	• Marketing support includes webinar training, digital brochures, web-banners, videos, contests, social media promotions, etc.

(1) Includes FSOs, pre-paid cards, check cashing and pay day lending services

MOBILE DRIVING DEMAND

Mobile Phone Usage

87% of American adults have a mobile phone

61% of mobile phones are smartphones

79% of adults ages 18-29 own a smartphone, compared to **58%** of adults ages 45-59

The ubiquity of mobile phones is changing the way consumers access financial services

Mobile Banking

In 2013, 95 million U.S. adults used mobile banking – **252%** increase YoY

48% of U.S. adults are projected to bank with their smartphone/ tablet this year – 40 million increase in mobile banking users in just 2 years

Adopters have on average:

- Higher income
- Higher assets
- Higher deposit

Mobile RDC

65% of adults are "at least somewhat likely" to switch primary FIs for mobile deposit

Percent of consumers interested in mobile deposit grew **52%** in 2013

38% of mobile bankers deposited a check using their mobile phone in 2013 (up from **21%** in 2012)

Mobile RDC is expected to reach **30%** of smartphone users by 2016

Sources: FDIC- Consumers and Mobile Financial Services, 2014, The Financial Brand, Novaica, 2013, Javelin Strategy & Research, 2014

MARKET OVERVIEW

Market Overview

- Mobile imaging is driving adoption for use of Remote Deposit Capture ("RDC") and mobile banking products.
- Initial adoption is driven by large banking institutions.
- Sizeable untapped market opportunity in small and medium sized banks and credit unions.
- SaaS offerings provide a cost effective approach for banks and credit unions to offer the same functionality as those provided by large banks to their customers without upfront capital expenditures related to RDC hardware, software license and customer support.

Mobile Banking Growth [(1)]



120
100
80
60
40
20
0
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
2017E

Competitive Advantages

- Cachet has been able to successfully compete with larger, more established competitors by focusing on 3 key areas:
  - Developing a Premier Technology suite in large growth opportunities (RDC, Risk Assurance, Mobile Money Mgmt)
  - Market Focused Development that includes products designed to attract high potential key market segments
  - Strategic Client Services Support that ensures our clients' success at launch and beyond with custom sales, training and marketing programs that help them achieve adoption and transaction goals
- By focusing on untapped markets, Cachet has built a successful company without having to "own" the market

(1): Forrester Research, Mobile Banking Forecast 2012, FISCA

BANKS EMBRACING MOBILE DEPOSIT

"No mobile feature has made as big an impact as quickly as mobile remote deposit capture (RDC). [With] virtually every bank in the country [either] currently considering or building mobile RDC functionality."

Forrester Research, 2012

More than 2,000 banks have signed up for mobile check deposit, an increase of more than 100% in the last year (Cachet has signed more than 10% of these banks)

All of the top 10 banks in the U.S. now offer mobile deposit

Total volume of mobile check deposits has risen 250% in the last year

An estimated 11% of U.S. consumers have used mobile check deposit

Consumers have deposited more than $150 billion using mobile check deposit

Source: Mitek, 2014

MOBILE DEPOSIT BENEFITS

For Financial Institution


BANK

- Increased customer retention
- Competitive advantage
- Reduced overhead – requires fewer branches
- Extends geographic reach beyond physical location
- Lower check processing costs ($3.88 per check savings with mobile deposit)

For End User



- Security of immediate deposit versus hanging on to check
- Convenience of anytime, anywhere deposits
- Time-savings by eliminating trips to the bank
- Easy to use snap and send technology

Source: Mitek, 2014

RDC PROCESS

- The comprehensive SaaS-based RDC products offered by Cachet allow small and mid-sized banks and credit unions the ability to offer the same functionality as larger banks
- The cachet platform eliminates the upfront capital expenditures normally related to RDC hardware, software licensing, training, and customer support



User is Notified that Check was Accepted
Photo Taken with App
Check Scanned
Image Processed
CheckReview™ Approval Process
CACHET FINANCIAL SOLUTIONS
Cachet Data Center
Check is accepted and deposited into account
Check is rejected
Clearing File Submitted
User is Notified that Check was Denied

WHO DO WE SERVE

Banks < $20B	Credit Unions < $20B	FINANCIAL SERVICE ORGANIZATIONS (FSOs)
• Community Banks • Regional Banks • Banker's Banks • National Banks • International Banks	• Small Credit Unions • Field of Membership Credit Unions • Credit Union Service Organizations (CUSOS)	• National & International • Prepaid Card Issuers • Check Cashers • Payday Lenders • Telecom
	Products Offered	
• Select Business™ • Select Mobile™ • Select Mobile™ Prepaid • Select Mobile™ Money • CheckReview™ • CheckRisk Pro™ • Select Home	• Select Business™ • Select Mobile™ • Select Mobile™ Prepaid • Select Mobile™ Money • CheckReview™ • CheckRisk Pro™ • Select Home	• Select Mobile™ Prepaid • Select Mobile™ Money • CheckReview™

Source: FISCA

PRODUCT MIX

	RDC	Risk Assurance	Mobile Money Management
Product Offerings	4	2	3
Primary Customers	Banks Credit Unions	Banks Credit Unions	Banks Credit Unions FSOs
Key Revenue Growth Drivers	Transactions	Professional Services Transactions	Professional Services Transactions Users
Total Market Size	13,000 + Banks and Credit Unions	18,000 + Banks and Credit Unions	$800B +

GROWING CUSTOMER BASE

Current Sample Customers of our nearly 300 Contracts

RDC	Risk Assurance	Mobile Money Management
	CheckRiskPro	
	CheckReview	

Note: Current customers include firms that have signed contracts, but still may be in the development stage

SELECT MOBILE MONEY

- Cachet provides innovative mobile banking applications for the mobile prepaid market
- Providing a mobile first transactional and communication platform with:
  - Modern, intuitive User Interface
  - Transactional value added services
  - Analytics and marketing capabilities
  - Integrated Customer Service support
- Aggregate best-in-class partners to offer unmatched services to cardholder
- Brandable and customizable
- A la carte services


$55.62
$ Amount
MasterCard
MoneyGram.
VISA

MANAGE & COMMUNICATE

- Traditional prepaid cards have an average use life of roughly 4 months
- Cachet can prolong the card use life by increasing communication between the program manager and the end user
- Cachet's innovative prepaid mobile applications drive user engagement through offering the following solutions:
  - Check to card loading
  - Custom marketing campaigns
  - Detailed user analytics
  - Cash back & other rewards



buzz
$18.10
Visa Prepaid
4000 1234 5678 9010
CARDHOLDER NAME
VISA
Engagement

SELECT MOBILE MONEY SERVICES

Mobile Application Services

- Account Management
- Check to Card Loading
- Instant Good funds
- Card to Card Transfer
- Instant Cash Back Rewards
- Remittance
- Locator Service
- Social Media Integration

- Bill Payment
- Personal Finance Management
- Bill Payment
- CSR Mobile Chat
- Airtime Top Up
- Push Notifications
- Analytics & Reporting

CACHET'S IP AND PATENTS

Apple OS X (Macintosh)	• Provisional patent application filed in Oct 2010 – utility patent filed Oct 2011 – This patent covers the usage of Select Business and Select Home products running under Apple OS X • Covers Select Business and Select Home • Final stages of approval – patent office has indicated the patent includes allowable subject matter
CheckReview™	• Utility patent filed Feb 2012 – This patent covers the usage of the Check Review to review presented checks before acceptance or rejection • Covers Check Review, used by Select Mobile and Select Home • Received comments/questions from Patent Office and have responded
Fees and Business Rules	• Utility patent filed Jan 2013 – This patent covers the processing of checks and applying fees and business rules (geo-location, velocity, etc...) • Covers Select Mobile and Check Review
Tablet	• Utility patent filed August 2013 – This patent covers the utilization of a tablet for submission of checks and utilization of web interfaces for review • Covers Select Business and Check Review
Micro-Lending	• Utility patent filed February 2014 – This patent covers the process of applying for and approving a micro-loan through a mobile device • Covers Micro-lending
Check Destruction	• Provisional patent filed July 2013 – This patent covers the process of resubmitting an image of an approved check that shows it being destroyed check (e.g. writing "VOID" across the front) • Covers Check Review

EXPERIENCED MANAGEMENT TEAM

Senior Management Team

Jeffrey C. Mack, Chairman, CEO & President

- Vast experience in leading multiple technology and financing businesses
- Chairman, CEO and President of Wireless Ronin Technologies, Inc from 2003 to 2008
- Chairman, CEO, President and Founder of Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.)
- Various leadership roles in commercial banking for 17 years

Christopher F. Ebbert, Executive Vice President, Chief Information Officer

- Strong technology leader with over 20 years experience driving IT development
- Formerly a consultant to small businesses across a variety of industries including 3D animation, software development, technical translation and banking technology
- Executive Vice President and Chief Technology Officer for Wireless Ronin Technologies, Inc.
- Various roles of leadership in Software Engineering and commercial 3D animation

Larry C. Blaney, Executive Vice President, Sales & Marketing

- Strong track record of building high-performance global sales and marketing organizations
- Formerly a Senior Vice President of Development for Wireless Ronin Technologies, Inc.
- Executive Vice President of Sales and Marketing at Richardson Electronics from 1998 to 2008 achieving sales growth from $35 million to $95 million under his leadership

Darin McAreavey, Chief Financial Officer

- Senior Vice President and CFO at Wireless Ronin Technologies since March 2009
- Formerly the Chief Financial Officer for Xiotech Corporation from 2007 to 2009
- Chief Financial Officer for Global Capacity Group from February 2007 to September 2007
- Various roles of leadership at Stellent, Inc. from 2004 to 2007
- Various roles of leadership at Computer Network Technology from 1995 to 2004 including Director of Finance
- Began professional career as an Accounting Professional with Eide Helmeke & Co. before transitioning to KPMG

FINANCIAL OVERVIEW

CACHET
FINANCIAL SOLUTIONS

FINANCIAL PERFORMANCE



Cumulative Contracts
173% YoY Growth In "Live" Contracts
Note: As of Q1 2014
300
250
200
150
100
50
0
35
6
60
11
100
19
128
37
156
56
185
81
210
108
231
130
257
153
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
Cumulative Signed Contracts
Cumulative "Live" Contracts



Quarterly Revenues & Transactions
236% YoY Growth In Quarterly Transactions
145% YoY Growth in Quarterly Revenues
Note: As of Q1 2014
$500,000
$400,000
$300,000
$200,000
$100,000
$0
800,000
640,000
480,000
320,000
160,000
-
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
Quarterly Revenues
Quarterly Transactions

CACHET FINANCIAL SOLUTIONS

EVOLVING REVENUE DISTRIBUTION

- Historically, Cachet has generated a significant portion of its revenues through one time implementation service fees in the RDC market – on a forward basis, Cachet will generate the substantial revenue through consistent & predictable transaction fees in verticals such as risk assurance and mobile money management in addition to the growing RDC franchise

Revenue Breakdown by Product Type and Service Type

Product Type

Current – FY 2013


100%
RDC
Risk Assurance
Mobile Money Management

Future Benchmark


35%
45%
20%
RDC
Risk Assurance
Mobile Money Management

Service Type

Current – FY 2013


30%
70%
Setup & Implementation Fees
Recurring Transaction & User Fees

Future Benchmark


10%
90%
Setup & Implementation Fees
Recurring Transaction & User Fees

INVESTMENT HIGHLIGHTS

- **LARGE MARKET OPPORTUNITY IN THE SMALL AND MID-SIZED FINANCIAL INSTITUTION MARKET**
  - 13,000 banks and credit unions in the U.S. with less than $20 billion in assets.
  - U.S. market for reloadable cards is $152 billion in 2012 according to MasterCard and projected to grow at 22% CAGR through 2017.
  - MasterCard Worldwide estimates ~22% annual growth in the prepaid market over the next 3 years, an $822 Billion global market opportunity by 2017.
- **MOBILE BANKING DRIVING GROWTH**
  - More than 2,000 banks have signed up for mobile check deposit (Cachet has signed contracts with roughly 10% of these institutions).
  - Total volume of mobile check deposit increased 250% in the last year.
  - Prepaid card market offers significant untapped opportunity.
- **CLOUD-BASED SAAS SOLUTIONS**
  - SaaS offering provides a cost effective approach for banks and credit unions to offer the same functionality as those provided by large banks to their customers without normal upfront and ongoing capital expenditures.
  - Prepaid market has 80-100 million under-banked consumers, leveraging relationships with leading financial technology partners and prominent financial institutions throughout the US.
- **IMPLEMENTATIONS & TRANSACTIONS DRIVE RECURRING REVENUE**
  - Q1 2014 Revenue of $476.5 thousand represents growth of 145% YoY.
  - Mobile transactions drive future growth (236% YoY growth in quarterly transactions).
- **EXPERIENCED MANAGEMENT TEAM WITH FINANCIAL TECHNOLOGY FOCUS**

APPENDIX A

VENDOR PEDIGREE

- While all the core banking system vendors offer RDC solutions, the market enjoys several specialized solution providers. In years gone by, it was often believed that specialized solution providers offered best-in-class products, while the key benefit from solutions offered from one's core provider was pre-integration.

Figure 8: RDC Vendor Pedigrees Vary Considerably



Firm's industry focus
Payments/ transaction banking focus
Broad Financial Services focus
Broad Industry focus
FUNDtech
CACHET
ensenta
fiserv.
NCR
VSOFT
FIS
TransCentra
WAUSAU
jack henry & ASSOCIATES INC.
FTNI
Broad range of IT services
Product focus
Firm's offering

Source: Vendors and Celent

RDC VENDOR SOLUTIONS

Table 6: Technology Comparison Among RDC Vendor Solutions

FUNCTIONALITY	CACHET	ENSENTA	FIS	FISERV SOURCE	FISERV OPEN	FUNDTECH	FTNI	JHA ALOGENT	JHA EPS	NCR	TRANSCENTRA	VSOFT	WAUSAU
CLIENT ARCHITECTURE	●	●	◕	◕	●	◑	●	◑	●	●	●	◕	◕
AGE OF CODE	●	●	◕	◕	●	◑	◕	◑	◑	●	●	●	◑
WEB SERVICES SUPPORT	●	●	●	●	●	●	○	●	●	●	●	●	●
ABILITY TO PUSH UPDATES	●	●	◑	●	●	◑	●	●	●	●	●	●	◑
MAC OS SUPPORT AT CAPTURE POINTS	●	●	◑	◑	○	◑	○	○	◑	●	○	◑	◑
IC, PATENTS OR OTHER	◑	◕	○	○	○	○	○	○	○	◑	○	◔	○

Source: Vendor surveys reflecting current release effective 6/30/2013

MOBILE RDC FUNCTIONALITY

Table 7 Mobile RDC Functionality

FUNCTIONALITY	CACHET	ENSENTA	FIS	FISERV SOURCE	FISERV OPEN	FUNDTECH	FTNI	JHA ALOGENT	JHA EPS	NCR	TRANSCENTRA	VSOFT	WAUSAU
MOBILE OS SUPPORT	◑	●	◕	◕	○	◑	○	●	◕	◕	◕	◑	◕
MOBILE PLATFORM SUPPORT	●	●	◕	◕	○	◕	○	◑	◕	◑	◔	◑	●
COMM'L RDC SUPPORT	○	◑	◑	◑	○	●	○	●	●	◑	◑	○	◑
CONFIG ERROR MSGS	●	●	●	●	○	●	○	●	○	●	○	●	○
DEPOSIT CONFIRMATIONS	●	◕	◕	●	◕	◕	○	◕	◕	◕	◑	◕	◑
NON-USABLE IMAGE RED.	●	●	●	○	○	●	○	●	○	○	○	○	○
MULT. RECO ENGINES	○	○	◑	○	○	○	○	●	○	○	○	◑	○
IMMEDIATE FUNDS AVAIL.	●	○	●	○	○	○	○	○	○	●	○	○	○

Source : Vendor surveys reflecting current release effective 6/30/2013

CACHET
FINANCIAL SOLUTIONS